UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

SONOCO PRODUCTS COMPANY

Commission File No. 0-516

Incorporated under the laws of South Carolina	I.R.S. Employer Identification No. 57-0248420

One North Second Street
Post Office Box 160
Hartsville, South Carolina 29551-0160
Telephone: 843-383-7000

Item 7.	Financial Statements and Exhibits.

(c)	Exhibit 99.2 — Registrant’s Correction of its 2004 Second Quarter Earnings Release

Item 12.	Results of Operations and Financial Condition.

On the morning of July 21, 2004, Sonoco Products Company issued a news release reporting the financial results of the Company for the quarter and six months ended June 27, 2004. On the afternoon of that same day, Sonoco Products Company issued a correction to this news release. A copy of that correction is attached as an exhibit hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY
By:	/s/ C.J. Hupfer
C.J. Hupfer
Vice President and Chief Financial Officer

Date: July 22, 2004

EXHIBIT INDEX

99.2	Registrant’s Correction of its 2004 Second Quarter Earnings Release